UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 5, 2007
CARIBOU COFFEE COMPANY, INC.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation	000-51535 (Commission File Number)	41-1731219 (I.R.S. Employer Identification No.)

3900 Lakebreeze Avenue,
North,
Brooklyn Center, MN		55429
(Address of principal
executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 763-592-2200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
Signature
Employment Agreement

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     On April 2, 2007, Rosalyn “Roz” Mallet, age 51, joined Caribou Coffee Company, Inc. (the “Company”) as the President and Chief Operations Officer of the Company. Previously, Ms. Mallet served as a director of the Company from June 2006 to March 2007.
     Before joining the Company, Ms. Mallet served as the Chief Operating Officer of la Madeleine de Corps, Inc., an operator of casual dining restaurants, from 2003 to 2007. From 2000 to 2003, Ms. Mallet was Sr. Vice President of Human Resources at Carlson Companies, Inc., a large private company in the hospitality, marketing and travel industries and from 1997 to 1999, she served as Sr. Vice President of Human Resources and Corporate Services for Carlson Restaurant Worldwide, Inc., a global restaurant company.
     Ms. Mallet’s starting annual base salary is $360,000, and she is eligible to earn a target annual bonus of up to 50% of her base salary. .
     Upon the start of employment, Ms. Mallet was paid a $25,000 signing bonus and received a grant of options to purchase 200,000 shares of the Company common stock at $7.30 per share that will vest in four equal annual installments beginning on the first anniversary of her employment. Upon a “change of control event,” all of the stock option grants that were not otherwise exercisable will be accelerated. The Company has also agreed to make available to Ms. Mallet its employee benefit plans, programs and policies, which are generally available to employees.
     In the event of the termination of Ms. Mallet’s employment during the first 36 months of her employment for any reason other than “cause” she is entitled to a severance payment equal to 12 months of salary at the most recent rate of pay.
     Also, Ms. Mallet has entered into an Employee Non-Disclosure, Non-Compete and Non-Solicitation Agreement that applies during the term of her employment by the Company and for a 12-month period thereafter.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
10.1	Employment Agreement dated as of February 28, 2007 between Rosalyn Mallet and the Company.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, hereunto duly authorized.
Date: April 30, 2007

CARIBOU COFFEE COMPANY, INC.
By:	/s/ George E. Mileusnic
George E. Mileusnic
Chief Financial Officer